USAA FIRST START GROWTH FUND
SUPPLEMENT DATED MAY 30, 2018
TO FUND’S PROSPECTUS
DATED DECEMBER 1, 2017
On May 30, 2018, shareholders of record (March 29, 2018) approved the reorganization and merger of the First Start Growth Fund into the Cornerstone Moderately Aggressive Fund, both series of USAA Mutual Funds Trust. The funds offer comparable objectives, investment strategies, and restrictions, and the Cornerstone Moderately Aggressive Fund operates with a lower expense ratio than the First Start Growth Fund.
Effective June 2, 2018, the First Start Growth Fund is closed to new investors.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98963-0518